Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Ribbit LEAP, Ltd. (the “Company”) on Form 10-K for the period ending December 31, 2021, as filed   with the Securities and Exchange Commission on the date hereof (the “Report”), I, Cynthia McAdam, in my capacity as Chief Operating Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 30, 2022	By:	/s/ Cynthia McAdam
	Name:	Cynthia McAdam
	Title:	Chief Operating Officer
(Principal Financial Officer)